UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2017

HOSTESS BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37540	47-4168492
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 East Armour Boulevard
Kansas City, MO	64111
(Address of principal executive offices)	(Zip Code)

(816) 701-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 10, 2017, Hostess Brands, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a preliminary prospectus supplement (the “Preliminary Prospectus Supplement”) in connection with a proposed public offering by certain stockholders of shares of the Company’s Class A common stock. The Preliminary Prospectus Supplement contains a preliminary estimated range of unaudited financial results of the Company for the three months ended March 31, 2017, and certain unaudited pro forma financial results for the three months ended March 31, 2016. Such financial results are furnished under the headings “Recent Developments” and “Supplemental Unaudited Pro Forma Financial Information for the First Quarter of 2016” in the excerpts from the Preliminary Prospectus Supplement filed as Exhibit 99.1 to this report.

We have not yet finalized our financial results for the first quarter of 2017. The preliminary estimated financial results set forth in the Preliminary Prospectus Supplement are subject to revision pending the completion of the accounting and financial reporting processes necessary to complete our financial closing procedures and our financial statements for the first quarter of 2017. The aforementioned preliminary estimated financial results have been prepared by management, which believes that they have been prepared on a reasonable basis, and represent, to the best of management’s knowledge, our expected reported results.

The preliminary estimated financial results were not prepared with the view to complying with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of preliminary estimated results of operations.

Item 8.01.	Other Events.

As noted above, on April 10, 2017, the Company filed with the SEC a Preliminary Prospectus Supplement in connection with a proposed public offering by certain stockholders of shares of the Company’s Class A common stock. The Preliminary Prospectus Supplement contains updated information with respect to certain aspects of the Company’s business, the Company’s Executive Officers and Directors, and a preliminary estimated range of unaudited financial results of the Company for the three months ended March 31, 2017 and certain unaudited pro forma financial results for the three months ended March 31, 2016. Accordingly, the Company is filing this information with this report under the Securities Exchange Act of 1934, as amended, for the purpose of updating the disclosures contained in the Company’s prior filings with the SEC, including the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on March 14, 2017, and the Company’s Registration Statement on Form S-3 (Reg. No. 333-214603). The updated disclosure is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Excerpts from Preliminary Prospectus Supplement dated, April 10, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2017	HOSTESS BRANDS, INC.

	By:	/s/ Thomas Peterson
	Name:	Thomas Peterson
	Title:	Executive Vice President, Chief Financial Officer

HOSTESS BRANDS, INC.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description

99.1	Excerpts from Preliminary Prospectus Supplement, dated April 10, 2017